UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2014

THE PRICELINE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS

On September 16, 2014, The Priceline Group Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc, Wells Fargo Securities, LLC, Citigroup Global Markets Limited and Goldman, Sachs & Co. (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters €1,000,000,000 aggregate principal amount of the Company’s 2.375% Senior Notes due 2024 (the “Senior Notes”) in a registered public offering (the “Offering”). The Offering was pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-198515), as amended by the Post-Effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on September 8, 2014 (as so amended, the “Registration Statement”).  For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Form of the Senior Notes and the Opinion of Cravath, Swaine & Moore on the validity of the Senior Notes are attached hereto as Exhibits 4.1 and 5.1, respectively, and are also incorporated herein by reference.

This Current Report on Form 8-K and the exhibits thereto are incorporated by reference into the Registration Statement.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1

Underwriting Agreement, dated September 16, 2014, among The Priceline Group Inc., Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc, Wells Fargo Securities, LLC, Citigroup Global Markets Limited and Goldman, Sachs & Co.

4.1	Form of 2.375% Senior Note due 2024

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes (including the consent required with respect thereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
Name:	Peter J. Millones
Title:	Executive Vice President, General Counsel and Secretary

Date: September 22, 2014

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated September 16, 2014, among The Priceline Group Inc., Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc, Wells Fargo Securities, LLC, Citigroup Global Markets Limited and Goldman, Sachs & Co.

4.1	Form of 2.375% Senior Note due 2024

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes (including the consent required with respect thereto)